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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in this Registration Statement of Applied Power Inc. on Form S-4 of our report dated May 11, 1998, appearing in the Annual Report on Form 10-K of ZERO Corporation for the year ended March 31, 1998, and to the reference to us under the heading "Experts" in the Joint Proxy Statement/Prospectus which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Los Angeles, California
June 30, 1998